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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 9, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

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
                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)
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                 1111 LOUISIANA
                 HOUSTON, TEXAS                                 77002
    (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.03   MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

SUPPLEMENTAL INDENTURE

      On December 13, 2004, CenterPoint Energy, Inc. ("CenterPoint Energy") entered into a supplemental indenture ("Supplemental Indenture No. 5") with JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee, with respect to its 2.875% Convertible Senior Notes due 2024 (the "Convertible Senior Notes"). Supplemental Indenture No. 5 amends certain provisions of Supplemental Indenture No. 4 dated as of December 17, 2003, between CenterPoint Energy and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee ("Supplemental Indenture No. 4"), to the Indenture dated as of May 19, 2003 between CenterPoint Energy and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee (the "Indenture"), to eliminate CenterPoint's right to settle the conversion of the Convertible Senior Notes solely in shares of CenterPoint Energy's common stock.

      For a complete description of the Convertible Senior Notes, please refer to (i) the Indenture and (ii) Supplemental Indenture No. 4, each of which has been filed with the SEC, and (iii) Supplemental Indenture No. 5, which is attached to this report as Exhibit 4.1.

LETTER AGREEMENT WITH MILTON CARROLL

      On December 9, 2004, CenterPoint Energy entered into a letter agreement with Milton Carroll, CenterPoint Energy's Chairman of the Board, relating to certain compensation arrangements for Mr. Carroll, the terms of which are set forth in the letter agreement which is attached to this report as Exhibit 10.1 and incorporated by reference herein. This item is being reported for purposes of Item 1.01 only.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      The exhibits listed below are filed herewith.

            (c)   Exhibits.

            4.1 Supplemental Indenture No. 5 dated as of December 13, 2004 between CenterPoint Energy and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee, to Indenture dated as of May 19, 2003, between CenterPoint Energy and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee, as supplemented by Supplemental Indenture No. 4 dated as of December 17, 2003, between CenterPoint Energy and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee.

           10.1 Letter Agreement dated December 9, 2004 between CenterPoint Energy and Milton Carroll, Chairman of the Board of CenterPoint Energy.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CENTERPOINT ENERGY, INC.

Date: December 13, 2004                      By:     /s/ James S. Brian
                                                 -------------------------------
                                                 James S. Brian
                                                 Senior Vice President and Chief
                                                 Accounting Officer

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                                  EXHIBIT INDEX

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EXHIBIT
 NUMBER                         EXHIBIT DESCRIPTION
 ------                         -------------------
4.1 Supplemental Indenture No. 5 dated as of December 13, 2004 between CenterPoint Energy and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee, to Indenture dated as of May 19, 2003, between CenterPoint Energy and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee, as supplemented by Supplemental Indenture No. 4 dated as of December 17, 2003, between CenterPoint Energy and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee.

10.1 Letter Agreement dated December 9, 2004 between CenterPoint Energy and Milton Carroll, Chairman of the Board of CenterPoint Energy.
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